__________________________________________________________________________
__________________________________________________________________________




                                  FORM 8-K

                               CURRENT REPORT


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) July 6, 2000



COMMISSION              REGISTRANT; STATE OF                 IRS EMPLOYER
FILE NUMBER            INCORPORATION; ADDRESS;              IDENTIFICATION
                        AND TELEPHONE NUMBER                     NO.


1-9513                   CMS ENERGY CORPORATION               38-2726431
                        (A Michigan Corporation)
                    Fairlane Plaza South, Suite 1100
                          330 Town Center Drive
                         Dearborn, Michigan 48126
                               (313) 436-9261

1-5611                  CONSUMERS ENERGY COMPANY              38-0442310
                        (A Michigan Corporation)
                        212 West Michigan Avenue
                            Jackson, Michigan
                              (517) 788-1030




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ITEM 5.  OTHER EVENTS.


On July 6, 2000, Consumers Energy Company, the principal subsidiary of
CMS Energy Corporation, issued a press release announcing that it filed an application with the Michigan Public Service Commission (the "MPSC") to begin the securitization process for approximately $473 million in qualified costs, in accordance with the State of Michigan's new electric industry restructuring and securitization laws. The initial public hearing on this application will be held on July 17, 2000 as a prehearing conference.

Copies of the Consumers Energy's press release announcing these developments, the Application (exclusive of accompanying testimony and exhibits) of Consumers Energy to the MPSC (Case No. U-12505) and the Notice of Hearing for the Customers of Consumers Energy, are filed as exhibits to this report and are incorporated herein by reference. The entire Application, with accompanying testimony and exhibits, can be accessed on the MPSC's website, http://cis.state.mi.us/mpsc. Click on "Electronic Filings Pilot."

The press release and other exhibits contain "forward-looking statements" that are subject to risks and uncertainties. The words "anticipates", "believes", "estimates", "intends", and "plans" and variations of such words and similar expressions are intended to identify forward-looking statements. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's and Consumers' Form 10-K,
Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

ITEM 7.  EXHIBITS.

     (c)    Exhibits:

     99(a)  Consumers Energy Company Press Release dated July 6, 2000.

     99(b) Application for Financing Order, Case No. U-12505, filed July 5, 2000 by Consumers Energy Company with the Michigan Public Service Commission.

     99(c) Notice of Hearing for the Customers of Consumers Energy Company, Case No. U-12505, dated July 3, 2000

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               CMS ENERGY CORPORATION



Dated:   July 6, 2000          By: /s/Alan M. Wright
                                   _________________
                                      Alan M. Wright
                                      Senior Vice President and
                                        Chief Financial Officer


                               CONSUMERS ENERGY COMPANY



Dated:   July 6, 2000          By:   /s/Alan M. Wright
                                   __________________
                                      Alan M. Wright
                                      Senior Vice President and
                                        Chief Financial Officer




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                              INDEX TO EXHIBITS


     EXHIBIT NO.                                        DESCRIPTION

     (c)     Exhibits:

     99(a)   Consumers Energy Company Press Release dated July 6, 2000.

     99(b) Application for Financing Order, Case No. U-12505, filed July 5, 2000 by Consumers Energy Company with the Michigan Public Service Commission.

     99(c) Notice of Hearing for the Customers of Consumers Energy Company, Case No. U-12505, dated July 3, 2000.